EAGLE POINT
CREDIT COMPANY

SEPTEMBER 30, 2021 CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NYSE SYMBOLS: ECC / ECCB / ECCC / ECCW / ECCX / ECCY

Important Information

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”). This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of September 30, 2021. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

About Eagle Point Credit Company Inc.

The Company is a publicly-traded, non-diversified, closed-end management investment company. The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation, primarily through investment in equity and junior debt tranches of CLOs.  The Company is externally managed and advised by Eagle Point Credit Management LLC. The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per weighted average share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s net asset value (“NAV”) per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of

NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Assets and Liabilities

As of September 30, 2021

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $699,839,676)	$708,687,926
Receivable for securities sold	23,334,736
Interest receivable	21,315,142
Cash and cash equivalents	7,264,563
Receivable for shares of common stock issued pursuant to the Company's dividend reinvestment plan	258,738
Prepaid expenses	229,047
Total Assets	761,090,152

LIABILITIES
6.6875% Unsecured Notes due 2028, at fair value under the fair value option (aggregate principal amount of $64,847,575) (Note 7)	65,599,807

6.75% Unsecured Notes due 2031, at fair value under the fair value option (aggregate principal amount of $44,850,000) (Note 7)	48,040,629

6.50% Series C Term Preferred Stock due 2031 (Note 6):
6.50% Series C Term Preferred Stock due 2031, at fair value under the fair value option (1,635,612 shares outstanding)	41,577,093
Unamortized share issuance premium associated with 6.50% Series C Term Preferred Stock due 2031	155,793
6.50% Series C Term Preferred Stock due 2031, at fair value, plus associated unamortized share issuance premium	41,732,886

7.75% Series B Term Preferred Stock due 2026 (Note 6):
7.75% Series B Term Preferred Stock due 2026 (2,156,765 shares outstanding)	53,919,125
Unamortized deferred issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(1,651,164)
Unamortized share issuance premium associated with 7.75% Series B Term Preferred Stock due 2026	54,826
Net 7.75% Series B Term Preferred Stock due 2026 less associated unamortized deferred issuance costs and share issuance premium	52,322,787

6.75% Unsecured Notes due 2027 (Note 7):
6.75% Unsecured Notes due 2027	28,887,200
Unamortized deferred issuance costs associated with 6.75% Unsecured Notes due 2027	(806,603)
Net 6.75% Unsecured Notes due 2027 less associated unamortized deferred issuance costs	28,080,597

Payable for securities purchased	24,473,008
Incentive fee payable	3,963,829
Management fee payable	2,566,246
Professional fees payable	327,506
Administration fees payable	157,905
Directors' fees payable	99,375
Tax expense payable	15,000
Other expenses payable	151,827
Total Liabilities	267,531,402

COMMITMENTS AND CONTINGENCIES (Note 9)

NET ASSETS applicable to 35,292,123 shares of $0.001 par value common stock outstanding	$493,558,750

NET ASSETS consist of:
Paid-in capital (Note 5)	$490,102,038
Aggregate distributable earnings (losses)	7,149,666
Accumulated other comprehensive income (loss)	(3,692,954)
Total Net Assets	$493,558,750
Net asset value per share of common stock	$13.98

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2021

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Maturity Date	Reference Rate and Spread	Interest Rate/Effective Yield	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
CLO Debt (5)
Avery Point V CLO, Limited	Secured Note - Class F (6)	07/17/26	3M L+5.50%	5.63%	06/06/18	$960,790	$84,029	$135,568	0.03%
Carlyle US CLO 2021-1, Ltd.	Secured Note - Class D	04/15/34	3M L+6.00%	6.19%	02/02/21	1,250,000	1,238,351	1,233,000	0.25%
Catamaran CLO 2014-2, Ltd.	Secured Note - Class C	10/18/26	3M L+3.50%	3.63%	07/15/21	4,730,000	4,730,000	4,730,000	0.96%
CIFC Funding 2015-III, Ltd.	Secured Note - Class F-R	04/19/29	3M L+6.80%	6.93%	02/23/18	2,450,000	2,395,940	2,158,695	0.44%
Cumberland Park CLO, Ltd.	Secured Note - Class F-R	07/20/28	3M L+7.05%	7.18%	08/05/21	2,214,000	2,176,198	2,176,141	0.44%
Dryden 53 CLO, Ltd.	Secured Note - Class F	01/15/31	3M L+7.50%	7.63%	11/28/17	1,095,000	1,055,668	1,015,613	0.21%
First Eagle BSL CLO 2019-1 Ltd.	Secured Note - Class C	01/20/33	3M L+4.35%	4.48%	08/23/21	3,000,000	3,005,582	3,003,000	0.61%
Flagship CLO VIII, Ltd.	Secured Note - Class F-R (6)	01/16/26	3M L+5.84%	5.97%	01/18/18	8,822,463	2,316,458	1,764,493	0.36%
HarbourView CLO VII-R, Ltd.	Secured Note - Class F (6)	07/18/31	3M L+8.27%	8.40%	05/17/18	837,982	799,417	292,372	0.06%
Marathon CLO VII Ltd.	Secured Note - Class D (6)	10/28/25	3M L+5.40%	5.53%	02/08/18	3,117,746	1,525,087	2,336,751	0.47%
Marathon CLO VIII Ltd.	Secured Note - Class D-R	10/18/31	3M L+6.44%	6.57%	08/14/18	4,150,000	4,084,461	3,490,150	0.71%
Marathon CLO XI Ltd.	Secured Note - Class D	04/20/31	3M L+5.50%	5.63%	02/06/18	1,650,000	1,650,000	1,391,280	0.28%
Neuberger Berman Loan Advisers CLO 25, Ltd.	Secured Note - Class D-R	10/18/29	3M L+2.85%	2.98%	06/23/21	3,850,000	3,838,878	3,837,680	0.78%
Octagon Investment Partners 27, Ltd.	Secured Note - Class F-R	07/15/30	3M L+7.85%	7.98%	07/05/18	900,000	849,944	823,320	0.17%
Octagon Investment Partners 44, Ltd.	Secured Note - Class E-R	10/15/34	3M L+6.75%	6.83%	08/27/21	3,050,000	3,050,000	3,050,000	0.62%
OZLM XXII, Ltd.	Secured Note - Class D	01/17/31	3M L+5.30%	5.43%	02/05/18	900,000	897,465	807,660	0.16%
Steele Creek CLO 2019-1, Ltd.	Secured Note - Class E	04/15/32	3M L+7.01%	7.14%	03/22/19	3,091,000	2,957,911	2,997,343	0.61%
Whitehorse X, Ltd.	Secured Note - Class C-R	04/17/27	3M L+2.15%	2.28%	04/08/21	1,750,000	1,749,191	1,751,050	0.35%
Whitehorse X, Ltd.	Secured Note - Class D-R	04/17/27	3M L+3.00%	3.13%	04/08/21	11,500,000	11,488,849	11,500,000	2.33%
Wind River 2017-3 CLO Ltd.	Secured Note - Class D-R	04/15/35	3M L+3.85%	3.98%	04/16/21	950,000	950,000	956,175	0.19%
							50,843,429	49,450,291	10.03%
CLO Equity (7) (8)
ALM VIII, Ltd.	Preferred Share (9)	10/20/28	N/A	0.00%	06/02/16	8,725	192,076	436,250	0.09%
Anchorage Credit Funding 12, Ltd.	Income Note	10/25/38	N/A	11.00%	09/04/20	9,250,000	7,109,324	7,355,034	1.49%
Anchorage Credit Funding 13, Ltd.	Subordinated Note	07/27/39	N/A	7.70%	05/25/21	1,200,000	1,200,000	1,179,100	0.24%
Apidos CLO XIV	Subordinated Note (9)	04/15/25	N/A	0.00%	06/06/14	11,177,500	143,026	22,355	0.00%
Ares XXXIV CLO Ltd.	Subordinated Note	04/17/33	N/A	21.88%	09/16/20	15,150,000	7,457,699	8,630,110	1.75%
Ares XLI CLO Ltd.	Income Note (10)	04/15/34	N/A	18.72%	11/29/16	29,388,000	16,406,479	18,304,337	3.71%
Ares XLIII CLO Ltd.	Income Note (10)	10/15/29	N/A	17.28%	04/04/17	30,850,000	17,499,505	18,503,913	3.75%
Ares XLVII CLO Ltd.	Subordinated Note	04/15/30	N/A	28.02%	10/22/20	8,500,000	5,012,196	6,191,910	1.25%
Ares LI CLO Ltd.	Income Note (10)	07/15/34	N/A	20.91%	01/25/19	13,353,849	9,288,645	10,834,643	2.20%
Ares LVIII CLO Ltd.	Subordinated Note	01/15/33	N/A	14.14%	08/17/21	6,175,000	5,102,094	5,108,753	1.04%
Atrium XI	Subordinated Note (9)	10/23/25	N/A	0.00%	02/07/17	5,903,000	-	590	0.00%
Avery Point V CLO, Limited	Income Note (9)	07/17/26	N/A	0.00%	10/16/14	13,687,500	68,438	273,750	0.06%
Bain Capital Credit CLO 2016-2, Limited	Income Note (10)	01/15/29	N/A	0.61%	11/30/16	16,700,000	8,847,454	7,048,864	1.43%
Bain Capital Credit CLO 2021-1, Limited	Subordinated Note	04/18/34	N/A	14.74%	04/29/21	6,350,000	5,533,125	5,596,491	1.13%
Barings CLO Ltd. 2018-I	Income Note (10)	04/15/31	N/A	13.74%	02/23/18	20,808,000	14,036,115	13,310,284	2.70%
Barings CLO Ltd. 2019-I	Income Note (10)	04/15/35	N/A	19.07%	02/12/19	13,085,000	9,650,946	10,956,537	2.22%
Barings CLO Ltd. 2019-II	Income Note (10)	04/15/36	N/A	18.57%	03/15/19	16,150,000	10,966,583	12,280,204	2.49%
Barings CLO Ltd. 2020-I	Income Note (10)	10/15/36	N/A	24.10%	09/04/20	5,550,000	3,772,072	5,157,638	1.04%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (10)	10/25/34	N/A	21.00%	09/24/21	1,500,000	1,125,900	1,125,900	0.23%
Basswood Park CLO, Ltd.	Subordinated Note	04/20/34	N/A	13.56%	08/17/21	4,750,000	4,619,375	4,681,914	0.95%
Battalion CLO IX Ltd.	Income Note (10)	07/15/31	N/A	18.14%	07/09/15	18,734,935	12,153,649	12,008,713	2.43%
Battalion CLO 18 Ltd.	Income Note (10)	10/15/32	N/A	23.61%	08/25/20	8,400,000	6,280,715	8,787,954	1.78%
Battalion CLO XIX Ltd.	Income Note (10)	04/15/34	N/A	25.00%	03/11/21	8,600,000	5,285,538	6,759,334	1.37%
Bethpage Park CLO, Ltd.	Income Note (10)	10/15/36	N/A	18.40%	09/24/21	14,750,000	10,420,158	10,420,155	2.11%
BlueMountain CLO 2013-2 Ltd.	Subordinated Note	10/22/30	N/A	27.31%	10/21/14	23,000,000	7,666,621	7,702,705	1.56%
BlueMountain CLO 2018-1 Ltd.	Subordinated Note	07/30/30	N/A	58.80%	03/26/20	5,550,000	1,290,375	2,137,595	0.43%
BlueMountain CLO XXIII Ltd.	Subordinated Note	10/20/31	N/A	17.53%	02/24/21	6,340,000	4,576,235	4,670,259	0.95%
BlueMountain CLO XXIV Ltd.	Subordinated Note	04/20/34	N/A	29.27%	06/16/20	7,375,000	4,097,557	5,982,657	1.21%
BlueMountain CLO XXV Ltd.	Subordinated Note	07/15/36	N/A	25.32%	06/23/20	6,525,000	4,041,967	5,349,868	1.08%
Bowman Park CLO, Ltd.	Subordinated Note (9)	11/23/25	N/A	0.00%	10/29/15	8,180,000	-	245,400	0.05%
Bristol Park CLO, Ltd.	Income Note (10)	04/15/29	N/A	16.78%	11/01/16	34,250,000	20,875,561	21,054,920	4.27%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	Subordinated Note	07/15/31	N/A	17.79%	06/02/16	10,800,000	4,013,832	4,212,569	0.85%
Carlyle US CLO 2017-4, Ltd.	Income Note	01/15/30	N/A	7.86%	10/13/17	9,000,000	5,781,245	4,947,320	1.00%
Carlyle US CLO 2018-1, Ltd.	Subordinated Note	04/20/31	N/A	18.10%	03/23/21	4,730,000	2,769,650	2,934,800	0.59%
Carlyle US CLO 2018-4, Ltd.	Subordinated Note	01/20/31	N/A	14.90%	02/18/21	6,625,000	4,814,462	4,901,279	0.99%
Carlyle US CLO 2019-4, Ltd.	Subordinated Note	01/15/33	N/A	13.41%	04/13/21	6,000,000	4,621,382	4,735,676	0.96%
Carlyle US CLO 2021-1, Ltd.	Income Note (10)	04/15/34	N/A	22.99%	02/02/21	13,425,000	8,687,385	11,320,768	2.29%
Carlyle US CLO 2021-7, Ltd.	Income Note (10)	10/15/35	N/A	17.82%	08/11/21	10,400,000	8,446,360	8,477,324	1.72%
CIFC Funding 2013-II, Ltd.	Income Note (10)	10/18/30	N/A	19.05%	06/06/14	17,265,625	6,571,648	6,647,981	1.35%
CIFC Funding 2014, Ltd.	Income Note (10)	01/18/31	N/A	10.79%	06/06/14	16,033,750	7,255,407	6,183,616	1.25%
CIFC Funding 2014-III, Ltd.	Income Note	10/22/31	N/A	12.76%	02/17/15	19,725,000	8,250,143	7,699,291	1.56%
CIFC Funding 2014-IV-R, Ltd.	Income Note	10/17/30	N/A	4.14%	08/05/14	7,500,500	3,234,573	2,673,645	0.54%
CIFC Funding 2015-III, Ltd.	Income Note (10)	04/19/29	N/A	20.11%	06/23/15	9,724,324	4,034,561	3,963,575	0.80%
CIFC Funding 2019-III, Ltd.	Subordinated Note	10/16/34	N/A	17.48%	04/18/19	2,875,000	2,201,617	2,402,193	0.49%
CIFC Funding 2019-IV, Ltd.	Income Note (10)	10/15/36	N/A	13.49%	06/07/19	14,000,000	10,346,785	10,678,113	2.16%
CIFC Funding 2020-I, Ltd.	Income Note (10)	07/15/32	N/A	32.65%	06/12/20	9,400,000	5,072,923	8,498,981	1.72%
CIFC Funding 2020-IV, Ltd.	Income Note (10)	01/15/34	N/A	20.46%	12/11/20	7,900,000	6,070,638	7,426,688	1.50%
CIFC Funding 2021-III, Ltd.	Income Note (10)	07/15/36	N/A	19.28%	04/23/21	17,275,000	11,106,443	13,587,283	2.75%
CIFC Funding 2021-VI, Ltd.	Income Note (10)	10/15/34	N/A	19.30%	09/22/21	12,200,000	9,858,588	9,858,591	2.00%
Cutwater 2015-I, Ltd.	Income Note (10)	01/15/29	N/A	18.08%	05/01/15	31,100,000	12,441,535	10,556,075	2.14%
Dewolf Park CLO, Ltd.	Income Note (10)	10/15/30	N/A	13.21%	08/10/17	7,700,000	5,337,517	5,139,806	1.04%
Dryden 53 CLO, Ltd.	Income Note	01/15/31	N/A	18.77%	11/28/17	7,684,999	4,706,976	4,898,147	0.99%
Dryden 64 CLO, Ltd.	Subordinated Note	04/18/31	N/A	41.95%	05/11/20	9,600,000	4,394,853	6,396,545	1.30%
Dryden 66 Euro CLO 2018 B.V. (12)	Subordinated Note	01/18/32	N/A	11.87%	11/08/18	1,025,000	910,545	916,616	0.19%
Dryden 68 CLO, Ltd.	Income Note (10)	07/15/49	N/A	17.53%	05/30/19	14,080,000	10,032,817	11,077,866	2.24%
Dryden 78 CLO, Ltd.	Subordinated Note	04/17/33	N/A	15.07%	02/04/21	1,000,000	844,025	875,297	0.18%
Dryden 85 CLO, Ltd.	Income Note (10)	10/15/49	N/A	21.79%	09/17/20	8,610,000	6,516,111	8,025,383	1.63%
Dryden 88 Euro CLO 2020 DAC (12)	Subordinated Note	07/20/34	N/A	12.73%	04/23/21	600,000	638,854	609,754	0.12%
Eaton Vance CLO 2015-1, Ltd.	Subordinated Note	01/20/30	N/A	31.95%	06/05/20	6,372,500	2,938,832	3,722,683	0.75%
Flagship CLO VIII, Ltd.	Income Note (10) (11)	01/16/26	N/A	0.00%	10/02/14	27,360,000	39,818	63,766	0.01%
Greywolf CLO IV, Ltd.	Subordinated Note	04/17/30	N/A	19.19%	03/26/21	7,520,000	4,261,896	4,575,349	0.93%
Halcyon Loan Advisors Funding 2014-3, Ltd.	Subordinated Note (11)	10/22/25	N/A	0.00%	09/12/14	5,750,000	8,625	5,750	0.00%
HarbourView CLO VII-R, Ltd.	Subordinated Note (11)	07/18/31	N/A	0.00%	09/29/17	1,100,000	399,175	1,100	0.00%
Lake Shore MM CLO I Ltd.	Income Note (10)	04/15/33	N/A	26.16%	03/08/19	14,550,000	9,752,933	10,975,142	2.22%
Madison Park Funding XXI, Ltd.	Subordinated Note	10/15/49	N/A	16.73%	08/22/16	6,462,500	3,832,648	4,094,856	0.83%
Madison Park Funding XXII, Ltd.	Subordinated Note	01/15/33	N/A	16.31%	10/30/18	6,327,082	4,229,330	4,482,049	0.91%
Madison Park Funding XL, Ltd.	Subordinated Note	02/28/47	N/A	20.31%	06/02/16	16,550,000	7,494,094	7,983,759	1.62%
Madison Park Funding XLIV, Ltd.	Subordinated Note	01/23/48	N/A	17.75%	11/16/18	8,744,821	5,483,507	5,949,366	1.21%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2021

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Maturity Date	Reference Rate and Spread	Interest Rate/Effective Yield	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
CLO Equity (7) (8)
Madison Park Funding XLVII, Ltd.	Subordinated Note	01/19/34	N/A	16.16%	04/29/21	$2,000,000	$1,725,260	$1,867,527	0.38%
Marathon CLO VI Ltd.	Subordinated Note (11)	05/13/28	N/A	0.00%	06/06/14	6,375,000	2,702,885	956,250	0.19%
Marathon CLO VII Ltd.	Subordinated Note (11)	10/28/25	N/A	0.00%	10/30/14	10,526,000	52,630	10,526	0.00%
Marathon CLO VIII Ltd.	Income Note	10/18/31	N/A	1.17%	06/16/15	16,333,000	10,043,518	5,322,154	1.08%
Marathon CLO X Ltd.	Subordinated Note (11)	11/15/29	N/A	0.00%	08/09/17	2,550,000	1,731,096	841,500	0.17%
Marathon CLO XI Ltd.	Subordinated Note	04/20/31	N/A	4.57%	02/06/18	2,075,000	1,718,945	1,019,539	0.21%
Marathon CLO XII Ltd.	Subordinated Note	04/18/31	N/A	2.08%	09/06/18	4,500,000	3,432,679	2,100,671	0.43%
OCP Euro CLO 2019-3 DAC (12)	Subordinated Note	04/20/33	N/A	12.49%	05/26/21	1,500,000	1,388,321	1,351,477	0.27%
Octagon Investment Partners XIV, Ltd.	Income Note	07/15/29	N/A	3.18%	06/06/14	4,037,500	1,536,449	1,306,074	0.26%
Octagon Investment Partners XIV, Ltd.	Subordinated Note (10)	07/15/29	N/A	3.18%	06/06/14	16,534,625	7,748,942	5,557,263	1.13%
Octagon Investment Partners 26, Ltd.	Income Note (10)	07/15/30	N/A	26.85%	03/23/16	13,750,000	6,165,812	7,194,642	1.46%
Octagon Investment Partners 27, Ltd.	Income Note (10)	07/15/30	N/A	20.96%	05/25/16	11,804,048	5,713,540	6,066,296	1.23%
Octagon Investment Partners 29, Ltd.	Subordinated Note	01/24/33	N/A	14.38%	05/05/21	9,875,000	7,251,340	7,321,187	1.48%
Octagon Investment Partners 37, Ltd.	Subordinated Note	07/25/30	N/A	14.48%	05/25/21	1,550,000	1,149,169	1,133,610	0.23%
Octagon Investment Partners 44, Ltd.	Income Note (10)	07/20/34	N/A	19.97%	06/19/19	13,500,000	9,889,248	11,555,023	2.34%
Octagon Investment Partners 46, Ltd.	Income Note (10)	07/15/36	N/A	38.64%	06/26/20	10,650,000	4,814,824	8,977,084	1.82%
Octagon Investment Partners 50, Ltd.	Income Note (10)	10/16/33	N/A	22.38%	10/06/20	9,250,000	6,580,467	8,243,433	1.67%
Octagon Investment Partners 51, Ltd.	Income B Note	07/20/34	N/A	16.49%	04/16/21	5,750,000	5,060,000	5,708,400	1.16%
OFSI BSL VIII, Ltd.	Income Note (10) (11)	08/16/37	N/A	0.00%	07/18/17	7,719,320	4,944,005	2,957,200	0.60%
OHA Credit Partners IX, Ltd.	Subordinated Note (9)	10/20/25	N/A	0.00%	09/05/14	6,750,000	72,915	6,750	0.00%
Regatta XX Funding Ltd.	Income Note (10)	10/15/34	N/A	17.97%	08/04/21	11,000,000	8,402,977	8,408,479	1.70%
Rockford Tower CLO 2019-1, Ltd.	Subordinated Note	04/20/34	N/A	17.10%	06/14/21	7,500,000	5,861,018	6,039,595	1.22%
Steele Creek CLO 2015-1, Ltd.	Subordinated Note (11)	05/21/29	N/A	0.00%	07/26/17	8,100,000	3,700,413	2,349,000	0.48%
Steele Creek CLO 2018-1, Ltd.	Income Note (10)	04/15/48	N/A	12.78%	03/28/18	11,370,000	7,566,324	6,159,585	1.25%
Steele Creek CLO 2019-1, Ltd.	Income Note (10)	04/15/49	N/A	10.21%	03/22/19	8,500,000	6,226,277	5,511,044	1.12%
Vibrant CLO V, Ltd.	Subordinated Note (9)	01/20/29	N/A	0.00%	04/27/17	4,200,000	1,290,286	168,000	0.03%
Wind River 2013-2 CLO Ltd.	Income Note (10)	10/18/30	N/A	7.16%	06/06/14	11,597,500	6,602,833	5,195,588	1.05%
Wind River 2014-1 CLO Ltd.	Subordinated Note	07/18/31	N/A	7.49%	05/05/16	9,681,764	4,415,568	3,613,962	0.73%
Wind River 2014-3 CLO Ltd.	Subordinated Note	10/22/31	N/A	9.41%	12/17/14	11,000,000	6,260,753	5,281,082	1.07%
Wind River 2016-1 CLO Ltd.	Income Note (10)	07/15/28	N/A	12.03%	05/18/16	13,050,000	7,188,808	6,784,160	1.37%
Wind River 2016-1 CLO Ltd.	Subordinated Note	07/15/28	N/A	12.03%	05/18/16	900,000	420,585	459,447	0.09%
Wind River 2017-1 CLO Ltd.	Income Note (10)	04/18/36	N/A	18.08%	02/02/17	17,700,000	10,755,058	11,536,395	2.34%
Wind River 2017-3 CLO Ltd.	Income Note (10)	04/15/35	N/A	15.11%	08/09/17	23,940,000	15,854,916	15,664,965	3.17%
Wind River 2018-1 CLO Ltd.	Income Note (10)	07/15/30	N/A	18.20%	06/22/18	15,750,000	11,003,058	11,399,321	2.31%
Wind River 2019-2 CLO Ltd.	Income Note (10)	01/15/33	N/A	19.14%	09/20/19	13,470,000	9,182,682	10,930,244	2.21%
Zais CLO 3, Limited	Income Note (10)	07/15/31	N/A	11.77%	04/08/15	16,871,644	9,002,418	6,015,690	1.22%
Zais CLO 5, Limited	Subordinated Note (11)	10/15/28	N/A	0.00%	09/23/16	5,950,000	3,237,176	1,190,000	0.24%
Zais CLO 6, Limited	Subordinated Note (11)	07/15/29	N/A	0.00%	05/03/17	11,600,000	6,504,883	3,823,845	0.77%
Zais CLO 7, Limited	Income Note	04/15/30	N/A	1.67%	09/11/17	12,777,500	8,130,038	4,946,819	1.00%
Zais CLO 8, Limited	Subordinated Note (11)	04/15/29	N/A	0.00%	10/11/18	750,000	490,586	277,500	0.06%
Zais CLO 9, Limited	Subordinated Note	07/20/31	N/A	7.68%	10/29/18	3,015,000	2,061,801	1,281,596	0.26%
							620,001,664	630,150,062	127.64%
Loan Accumulation Facilities (7) (13)
Steamboat XXIV Ltd.	Loan Accumulation Facility	N/A	N/A	N/A	04/30/21	2,497,500	2,497,500	2,497,845	0.51%
Steamboat XXV Ltd.	Loan Accumulation Facility	N/A	N/A	N/A	06/08/21	11,127,500	11,127,500	11,262,637	2.28%
Steamboat XXVII Ltd.	Loan Accumulation Facility	N/A	N/A	N/A	07/23/21	2,640,000	2,640,000	2,641,274	0.54%
Steamboat XXVIII Ltd.	Loan Accumulation Facility	N/A	N/A	N/A	08/10/21	2,147,500	2,147,500	2,147,509	0.44%
Steamboat XXIX Ltd.	Loan Accumulation Facility	N/A	N/A	N/A	08/04/21	1,195,000	1,195,000	1,195,075	0.24%
Steamboat XXX Ltd.	Loan Accumulation Facility	N/A	N/A	N/A	09/30/21	1,027,500	1,027,500	1,027,500	0.21%
							20,635,000	20,771,840	4.22%
Bank Debt Term Loan (5)
Consumer Products
JP Intermediate B LLC	Term B 1L Senior Secured Loan	11/20/25	3M L+5.50%	6.50%	03/02/21	623,237	593,836	588,959	0.12%

Common Stock
Oil & Gas
McDermott International Ltd	Common Stock	N/A	N/A	N/A	12/31/20	243,875	126,820	102,428	0.02%

Corporate Bonds (5)
Chemicals
Consolidated Energy Finance SA (12)	Senior Unsecured	10/15/28	N/A	5.00%	09/30/21	678,000	785,361	785,361	0.16%
Unifrax Escrow Issuer Corp	Secured	09/30/28	N/A	5.25%	09/15/21	512,000	523,520	519,040	0.11%
Unifrax Escrow Issuer Corp	Senior Unsecured	09/30/29	N/A	7.50%	09/16/21	171,000	176,558	175,061	0.04%

Commercial Services
CoreCivic Inc	Senior Unsecured	04/15/26	N/A	8.25%	09/22/21	342,000	349,692	348,840	0.07%

Food
Del Monte Foods Inc	Secured	05/15/25	N/A	11.875%	06/21/21	997,000	1,131,642	1,124,118	0.23%

Oil & Gas
Energy Ventures Gom LLC / EnVen Finance Corp	Second Lien	04/15/26	N/A	11.75%	06/15/21	665,000	693,672	688,275	0.14%
GAC HoldCo Inc.	Secured	08/15/25	N/A	12.00%	07/27/21	502,000	484,761	512,040	0.10%

Pharmaceuticals
180 Medical Inc	Senior Unsecured	10/15/29	N/A	3.875%	09/30/21	68,000	68,000	69,190	0.01%

Pipelines
NGL Energy Partners LP / NGL Energy Finance Corp	Senior Unsecured	03/01/25	N/A	6.125%	06/24/21	1,010,000	925,240	898,900	0.18%
Oasis Midstream Partners LP / OMP Finance Corp	Senior Unsecured	04/01/29	N/A	8.00%	06/23/21	665,000	712,056	694,925	0.14%

Real Estate Investment Trusts
Service Properties Trust	Senior Unsecured	09/15/25	N/A	7.50%	06/24/21	997,000	1,119,425	1,122,871	0.23%

Transportation
Seaspan Corp	Senior Unsecured	08/01/29	N/A	5.50%	07/09/21	669,000	669,000	685,725	0.14%

							7,638,927	7,624,346	1.55%

Total investments at fair value as of September 30, 2021							$699,839,676	$708,687,926	143.58%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2021

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Maturity Date	Reference Rate and Spread	Interest Rate/Effective Yield	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
Liabilities valued at fair value option (14)
6.6875% Unsecured Notes due 2028	Unsecured Note					$(64,847,575)	$(64,847,575)	$(65,599,807)	-13.29%
6.75% Unsecured Notes due 2031	Unsecured Note					(44,850,000)	(44,850,000)	(48,040,629)	-9.73%
6.50% Series C Term Preferred Stock due 2031	Preferred Stock					(40,890,300)	(40,890,300)	(41,577,093)	-8.42%
							$(150,587,875)	$(155,217,529)	-31.45%

Net assets above (below) fair value of investments and liabilities at fair value								(59,911,647)

Net assets as of September 30, 2021								$493,558,750

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	CLO debt, CLO equity, and loan accumulation facilities are restricted and categorized as structured finance securities.
(3)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company.
(4)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors.
(5)	CLO debt, bank debt term loan and corporate bond positions reflect the interest rate as of the reporting date.
(6)	As of September 30, 2021, the investment includes interest income capitalized as additional investment principal ("PIK" Interest). The PIK interest rate for CLO debt positions represents the interest rate at payment date when PIK interest is received. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
(7)	The fair value of CLO equity and loan accumulation facility investments are classified as Level III investments. See Note 3 "Investments" for further discussion.
(8)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The effective yield and investment cost may ultimately not be realized. As of September 30, 2021, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 16.31%. When excluding called CLOs, the Company's weighted average effective yield on its CLO equity positions was 16.35%.
(9)	As of September 30, 2021 the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(10)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(11)	As of September 30, 2021, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(12)	Investment is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(14)	The Company has accounted for its 6.6875% Notes due 2028, 6.75% Notes due 2031 and 6.50% Series C Term Preferred Stock utilizing the fair value option election under ASC Topic 825. Accordingly, the Series 2028 Notes, Series 2031 Notes, and Series C Term Preferred Stock are carried at their fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Operations

For the nine months ended September 30, 2021

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income	$56,722,539
Other income	4,712,995
Total Investment Income	61,435,534

EXPENSES
Interest expense	10,303,548
Incentive fee	7,716,227
Management fee	6,684,635
Commission expense	2,568,223
Professional fees	1,428,119
Administration fees	718,852
Directors' fees	298,125
Tax expense	75,389
Other expenses	777,511
Total Expenses	30,570,629

NET INVESTMENT INCOME	30,864,905

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	2,787,298
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	91,197,004
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(475,680)
NET REALIZED AND UNREALIZED GAIN (LOSS)	93,508,622

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$124,373,527

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Comprehensive Income

For the nine months ended September 30, 2021

(expressed in U.S. dollars)

(Unaudited)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$124,373,527

OTHER COMPREHENSIVE INCOME (LOSS) (1)
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(4,205,852)
Total Other Comprehensive Income (Loss)	(4,205,852)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$120,167,675

(1)	See Note 2 "Summary of Significant Accounting Policies- Other Financial Assets and Financial Liabilities at Fair Value" for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the
	nine months ended	nine months ended
	September 30, 2021	September 30, 2020
INVESTMENT INCOME
Interest income	$56,722,539	$45,304,254
Other income	4,712,995	3,782,261
Total Investment Income	61,435,534	49,086,515

EXPENSES
Interest expense	10,303,548	7,934,167
Incentive fee	7,716,227	6,974,069
Management fee	6,684,635	3,637,822
Commission expense	2,568,223	-
Professional fees	1,428,119	913,168
Administration fees	718,852	655,630
Directors' fees	298,125	298,124
Tax expense	75,389	75,379
Other expenses	777,511	658,115
Total Expenses	30,570,629	21,146,474

Incentive fee voluntarily waived by the Adviser	-	(106,898)

Net Expenses	30,570,629	21,039,576

NET INVESTMENT INCOME	30,864,905	28,046,939

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	2,787,298	(3,730,242)
Net realized gain (loss) on extinguishment of Preferred Stock	-	(443,753)
Net realized gain (loss) on retirement of Unsecured Notes	-	1,332,441
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	91,197,004	(60,875,502)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(475,680)	1,313,972
NET REALIZED AND UNREALIZED GAIN (LOSS)	93,508,622	(62,403,084)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$124,373,527	$(34,356,145)

Note: The above Consolidated Statements of Operations represents the nine months  ended September 30, 2021, and the nine months ended September 30, 2020 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the	For the
	three months ended	six months ended	nine months ended
	September 30, 2021	June 30, 2021	September 30, 2021
INVESTMENT INCOME
Interest income	$22,524,969	$34,197,570	$56,722,539
Other income	1,773,103	2,939,892	4,712,995
Total Investment Income	24,298,072	37,137,462	61,435,534

EXPENSES
Interest expense	4,139,192	6,164,356	10,303,548
Incentive fee	3,276,571	4,439,656	7,716,227
Management fee	2,566,247	4,118,388	6,684,635
Commission expense	223,587	2,344,636	2,568,223
Professional fees	432,512	995,607	1,428,119
Administration fees	231,821	487,031	718,852
Directors' fees	99,375	198,750	298,125
Tax expense	25,000	50,389	75,389
Other expenses	197,486	580,025	777,511
Total Expenses	11,191,791	19,378,838	30,570,629

NET INVESTMENT INCOME	13,106,281	17,758,624	30,864,905

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	594,772	2,192,526	2,787,298
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	33,389,431	57,807,573	91,197,004
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	114,634	(590,314)	(475,680)
NET REALIZED AND UNREALIZED GAIN (LOSS)	34,098,837	59,409,785	93,508,622

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,205,118	$77,168,409	$124,373,527

Note: The above Consolidated Statements of Operations represents the three months ended September 30, 2021, the six months ended June 30, 2021, and the nine months September 30, 2021 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the	For the
	nine months ended	year ended
	September 30, 2021	December 31, 2020
Net increase (decrease) in net assets resulting from operations:
Net investment income	$30,864,905	$35,586,541
Net realized gain (loss) on investments, foreign currency and cash equivalents	2,787,298	(37,013,548)
Net realized gain (loss) on extinguishment of Preferred Stock	-	(443,753)
Net realized gain (loss) on retirement of Unsecured Notes	-	1,332,441
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	91,197,004	61,032,150
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(475,680)	392,395
Total net increase (decrease) in net assets resulting from operations	124,373,527	60,886,226

Other comprehensive income (loss):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(4,205,852)	1,582,010
Total other comprehensive income (loss)	(4,205,852)	1,582,010

Common stock distributions paid to stockholders:
Total earnings distributed	(26,232,184)	(7,882,396)
Common stock distributions from tax return of capital	-	(32,400,708)
Total common stock distributions paid to stockholders	(26,232,184)	(40,283,104)

Capital share transactions:
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	36,682,248	35,325,525
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	1,280,323	877,171
Total capital share transactions	37,962,571	36,202,696

Total increase (decrease) in net assets	131,898,062	58,387,828
Net assets at beginning of period	361,660,688	303,272,860
Net assets at end of period	$493,558,750	$361,660,688

Capital share activity:
Shares of common stock sold pursuant to the Company's "at the market" program	2,838,391	3,647,743
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	98,842	75,028
Total increase (decrease) in capital share activity	2,937,233	3,722,771

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Cash Flows

For the nine months ended September 30, 2021

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$124,373,527

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(354,814,719)
Proceeds from sales of investments and repayments of principal (1)	225,608,511
Payment-in-kind interest	(51,659)
Net realized (gain) loss on investments, foreign currency and cash equivalents	(2,787,298)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	475,680
Net change in unrealized (appreciation) depreciation on investments, foreign currency and cash equivalents	(91,197,004)
Amortization (accretion) included in interest expense	251,213
Amortization (accretion) of premiums or discounts on debt securities	(37,117)
Changes in assets and liabilities:
Interest receivable	(4,516,743)
Prepaid expenses	197,843
Incentive fee payable	899,376
Management fee payable	776,044
Professional fees payable	40,506
Administration fees payable	(31,940)
Tax expense payable	(5,000)
Other expenses payable	127,149

Net cash provided by (used in) operating activities	(100,791,006)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions paid to stockholders	(26,232,184)
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	36,682,248
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan, net of change in receivable for shares of common stock issued	1,021,585
Issuance of 7.75% Series B Term Preferred Stock due 2026 pursuant to the Company's "at the market" program	6,056,700
Deferred debt issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(126,658)
Share issuance premium associated with 7.75% Series B Term Preferred Stock due 2026	33,549
Issuance of 6.75% Unsecured Notes due 2031	44,850,000
Issuance of 6.50% Series C Term Preferred Stock due 2031	30,000,000
Issuance of 6.50% Series C Term Preferred Stock due 2031 pursuant to the Company's "at the market" program	10,890,300
Share issuance premium associated with 6.50% Series C Term Preferred Stock due 2031	165,577
Net cash provided by (used in) financing activities	103,341,117

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,550,111

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(142,092)

EFFECT OF NET REALIZED GAIN (LOSS) ON CASH AND CASH EQUIVALENTS	95,618

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	4,760,926

CASH AND CASH EQUIVALENTS, END OF PERIOD	$7,264,563

Supplemental disclosures:
Cash paid for interest expense on 7.75% Series B Term Preferred Stock due 2026	$3,094,946
Cash paid for interest expense on 6.50% Series C Term Preferred Stock due 2031	$686,729
Cash paid for interest expense on 6.75% Unsecured Notes due 2027	$1,462,415
Cash paid for interest expense on 6.6875% Unsecured Notes due 2028	$3,252,511
Cash paid for interest expense on 6.75% Unsecured Notes due 2031	$1,555,734
Cash paid for franchise taxes	$80,050

(1)	Proceeds from sales or maturity of investments includes $58,980,231 of return of capital on CLO equity investments from recurring cash flows and distributions from called deals, and $608,934 of in-kind distribution proceeds and $1,821 of return of capital from the liquidation of a loan accumulation facility

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of September 30, 2021, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company. As of September 30, 2021, Sub I and Sub II represent 34.8% and 4.3% of the Company’s net assets, respectively.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. On October 8, 2014, the Company’s shares began trading on the NYSE.

On July 20, 2016, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.
•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.
•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and LAFs, the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”), its 6.75% Unsecured Notes due 2031 (the “Series 2031 Notes”) and its 6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities.

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Company does not believe it will be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. The amount of interest income from loan accumulation facilities recorded for the nine months ended September 30, 2021 was $2,877,655.

Interest income from investments in bank debt term loans and corporate bonds are recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in bank debt term loans and corporate bonds is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock”) and its Series C Term Preferred Stock (collectively with the Series B Term Preferred Stock, the “Preferred Stock”), and interest, paid and accrued, associated with its 6.75% Unsecured Notes due 2027 (the “Series 2027 Notes”), its Series 2028 Notes, and its Series 2031 Notes (collectively with the Series 2027 Notes and Series 2028 Notes, the “Unsecured Notes”).

Interest expense also includes the Company’s amortization of deferred issuance costs associated with its Series B Term Preferred Stock and Series 2027 Notes, as well as amortization of original issue premiums associated with its Preferred Stock.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

The following table summarizes the components of interest expense for the nine months ended September 30, 2021:

	Series B Term Preferred Stock	Series C Term Preferred Stock	Series 2027 Notes	Series 2028 Notes	Series 2031 Notes	Total
Distributions declared and paid	$3,094,946	$686,729	$1,462,415	$3,252,511	$1,555,734	$10,052,335

Amortization of deferred issuance costs	189,519	-	77,534	-	-	267,053

Amortization of issuance premium	(6,055)	(9,785)	-	-	-	(15,840)

Total interest expense	$3,278,410	$676,944	$1,539,949	$3,252,511	$1,555,734	$10,303,548

The Company’s Preferred Stock and Unsecured Notes had no interest payable as of September 30, 2021.

See Note 6 “Mandatorily Redeemable Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to Preferred Stock issuances and Unsecured Notes issuances, respectively.

Deferred Issuance Costs

Deferred issuance costs on liabilities, which the Company does not measure at fair value under the FVO, consist of fees and expenses incurred in connection with the issuance of the Series B Term Preferred Stock and Series 2027 Notes. The deferred issuance costs are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Series B Term Preferred Stock and Series 2027 Notes. Amortization of deferred issuance costs is reflected in interest expense in the Consolidated Statement of Operations. In the event of an early redemption or retirement of the Series B Term Preferred Stock or Series 2027 Notes, the remaining balance of unamortized deferred issuance costs associated with such securities will be accelerated into net realized loss.

Original Issue Premiums

Original issue premiums on liabilities consist of premiums received in connection with the issuance of the Preferred Stock as part of the Company’s at-the-market (“ATM”) program. The original issue premiums are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Series B Term Preferred Stock and Series C Term Preferred Stock. Amortization of original issue premiums is reflected in interest expense in the Consolidated Statement of Operations.

Repurchase of Debt Securities

The Company records any gains from the repurchase of the Company’s debt at a discount through open market transactions and subsequent retirement as a realized gain in the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. The Company held $0 in cash equivalent balances as of September 30, 2021.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and ATM program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s current shelf registration and ATM program. Such costs are allocated to paid-in-capital or expensed, depending on the security being issued, for each transaction pro-rata based on the amount issued relative to the total potential offering amount.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

As of September 30, 2021, the federal income tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$615,708,975

Gross unrealized appreciation	$149,409,689

Gross unrealized depreciation	(56,430,738)

Net unrealized appreciation	$92,978,951

For the nine months ended September 30, 2021, the Company incurred $75,050 in Delaware franchise tax expense.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

For the nine months ended September 30, 2021, the Company declared and paid distributions on common stock of $26,232,184 or $0.78 per share.

For the nine months ended September 30, 2021, the Company declared and paid dividends on the Series B Term Preferred Stock of $3,094,946 or approximately $1.45 per share.

For the nine months ended September 30, 2021, the Company declared and paid dividends on the Series C Term Preferred Stock of $686,729 or approximately $0.47 per share.

The characterization of distributions paid to common stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2021:

Fair Value Measurement

	Level I	Level II	Level III	Total
Assets
CLO Debt	$-	$49,450,291	$-	$49,450,291

CLO Equity	-	-	630,150,062	630,150,062

Loan Accumulation Facilities	-	-	20,771,840	20,771,840

Bank Debt Term Loan	-	588,959	-	588,959

Common Stock	-	102,428	-	102,428

Corporate Bonds	-	7,624,346	-	7,624,346

Total Assets at Fair Value	$-	$57,766,024	$650,921,902	$708,687,926

Liabilities at Fair Value Under FVO
6.6875% Unsecured Notes due 2028	$65,599,807	$-	$-	$65,599,807

6.75% Unsecured Notes due 2031	48,040,629	-	-	48,040,629

6.50% Series C Term Preferred Stock due 2031	41,577,093	-	-	41,577,093

Total Liabilities at Fair Value Under FVO	$155,217,529	$-	$-	$155,217,529

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

The changes in investments classified as Level III are as follows for the nine months ended September 30, 2021:

Change in Investments Classified as Level III

	CLO Equity		Loan Accumulation Facilities		Total
Beginning Balance at January 1, 2021	$452,881,696		$12,649,011		$465,530,707

Purchases of investments	155,397,168	(1)	59,823,750		215,220,918

Proceeds from sales or maturity of investments	(68,979,296	)(2)	(51,968,283	)(1) (3)	(120,947,579)

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	90,850,494		267,362		91,117,856

Balance as of September 30, 2021(4)	$630,150,062		$20,771,840		$650,921,902

Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2021	$89,023,950		$136,840		$89,160,790

(1)	Includes $29,480,043 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.
(2)	Includes $58,980,231 of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.
(3)	Includes $608,934 of in kind distribution proceeds and $1,821 of return of capital from the liquidation of a loan accumulation facility investment.
(4)	There were no transfers into or out of level III investments during the period.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of September 30, 2021. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of September 30, 2021. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of September 30, 2021	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CLO Equity	$607,511,179	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 3.27%
			Annual Prepayment Rate (3)	25% / 25%
			Reinvestment Spread	3.22% - 5.00% / 3.50%
			Reinvestment Price	99.5% / 99.5%
			Recovery Rate	67.68% - 70.00% / 69.86%
			Expected Yield	7.20% - 52.10% / 17.84%

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions and data reported by trustees. As a result, fair value assets of $20,771,840 have been excluded from the preceding table. Additionally, the preceding table excludes $21,404,646 of fair value of newly issued CLO equity valued at transacted cost and $1,234,237 of fair value pertaining to called CLO equity that has not yet been paid down and CLO equity with expected yields below 0% and over 100%.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Common Stock

Common stock held by the Company is valued using the bid side of an indicative broker quotation as of the reporting date. It is traded in over the counter markets and not listed on a major stock exchange as of the reporting date. The Adviser categorizes common stock held by the Company as a Level II investment.

Valuation of Bank Debt Term Loans

Bank debt term loans held by the Company are valued using the mid-point of an indicative broker quotation as of the reporting date. The Adviser categorizes bank debt term loans held by the Company as Level II investments as an active market exists for the reporting period.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

Valuation of Corporate Bonds

Corporate bonds held by the Company are valued using the mid-point of an indicative broker quotation as of the reporting date. The Adviser categorizes corporate bonds held by the Company as Level II investments as an active market exists for the reporting period.

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e. exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e. exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Valuation of Series 2028 Notes, Series 2031 Notes and Series C Term Preferred Stock

The Series 2028 Notes, Series 2031 Notes and Series C Term Preferred Stock are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Global Economic Risks

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt the Company’s operations, as

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

well as the operations of the businesses in which it invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19. Since December 2019, the spread of COVID-19 has caused social unrest and commercial disruption on a global scale.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. The ongoing COVID-19 pandemic has magnified these risks and has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic have contributed to increased volatility in global financial markets and have affected countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Company and its underlying investments.

While vaccination programs have helped to curtail the spread of COVID-19 in certain countries and regions, the pandemic’s trajectory will depend on the speed and scale of vaccine distribution and the vaccines’ efficacy in preventing transmission of new variants of the coronavirus. Accordingly, it is impossible to know how long the impact of the COVID-19 pandemic will last or the severity thereof. Federal, state and local governments, as well as foreign governments, have taken aggressive steps to address problems being experienced by the markets and by businesses and the economy in general; however, these measures are not indefinite and there can be no assurance that they will be adequate. Furthermore, it is possible that they are causing, or will in the future cause, market distortions or other indirect consequences which could have an adverse impact on the Company.

To the extent the Company’s underlying investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. The COVID-19 pandemic and related government-imposed restrictions have imposed, and may continue to impose, severe financial harm on certain industries to which the Company is exposed indirectly through its CLOs investments’ underlying loan assets. For example, the airline and hotel industries have experienced sharp declines in revenue due to restrictions on travel, hospitals and other healthcare companies have experienced financial losses as a result of increased expenses and declining revenue as patients choose to delay elective or routine procedures, and many casino operators have been forced to limit operations due to the imposition of mandatory business closures and to address social distancing guidelines.

Following the onset of the pandemic, certain CLOs held by the Company experienced increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades caused, and may in the future cause, payments that would have otherwise been made to the CLO equity or CLO debt securities that the Company held to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors caused, and may in the future cause, a decline in the value of CLO securities generally. If CLO cash flows or income decrease as a result of the pandemic, the portion of the Company’s distribution comprised of a return of capital could increase or distributions could be reduced.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLOs and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in the right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate in the right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks of Investing in Loan Accumulation Facilities

The Company invests in LAFs, which are short- to medium-term facilities often provided by a bank that will serve as placement agent or arranger in a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. In general, rising interest rates will negatively affect the price of a fixed rate debt instrument and falling interest rates will have a positive effect on the price of a fixed rate instrument. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through equity and junior debt tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event that the Company’s interest expense were to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution to stockholders or to make other payments on the Company’s securities would be reduced.

LIBOR Risk

The CLO equity and debt securities in which the Company invests earn interest at, and CLOs in which it invests typically obtain financing at, a floating rate based on LIBOR.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom's financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative (i) immediately after December 31, 2021 for all GBP, EUR, CHF and JPY LIBOR settings and one-week and two-month US dollar LIBOR settings, and (ii) immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. In addition, based on supervisory guidance from regulators, many banks are expected to cease issuance of new LIBOR-based instruments by January 1, 2022.

Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants.

Loans held by CLO issuers and other issuers in which the Company may invest may reference LIBOR, and the termination of LIBOR presents risks to such issuers and, indirectly, the Company. As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying assets of a CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Company invests.

If LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities. If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the collateral manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of CLOs, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the Company’s net investment income and portfolio returns.

Low Interest Rate Environment

As of the date of the financial statements, interest rates in the United States are at historic lows due to the U.S. Federal Reserve’s recent lowering of certain interest rates as part of its efforts to ease the economic effects of the

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

COVID-19 pandemic. These historically low interest rate levels magnify the risks associated with rising interest rates described under “Interest Rate Risk,” above. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the applicable LIBOR floor (which can typically range from 0.00% to 1.00% depending on the loan), there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Company holds.

Leverage Risk

The Company has incurred leverage through the issuances of the Preferred Stock and the Unsecured Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, repurchase agreement transactions, short sale transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there is effectively a layering of leverage in the Company’s overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the Company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Low Or Unrated Securities Risks

The Company invests primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a national securities rating service. The primary assets underlying the CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high-yield bonds, emerging market loans or bonds and structured finance

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

securities with underlying exposure to collateralized loan obligation and other collateralized debt obligation tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, the Company may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high-yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Preferred Stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $6,684,635 for the nine months ended September 30, 2021, and has a payable balance of $2,566,246 as of September 30, 2021.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $7,716,227 for the nine months ended September 30, 2021, and

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

has a payable balance of $3,963,829 as of September 30, 2021.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff.  The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the nine months ended September 30, 2021, the Company was charged a total of $718,852 in administration fees consisting of $516,919 and $201,933, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $157,905 was payable as of September 30, 2021.

Affiliated Ownership

As of September 30, 2021, the Adviser and senior investment team held an aggregate of 4.5% of the Company’s common stock and 0.11% of the Series B Term Preferred Stock. This represented 4.0% of the total outstanding voting stock of the Company as of September 30, 2021. Additionally, the senior investment team held an aggregate of 1.6% and 0.4% of the Series 2027 Notes and Series 2028 Notes, respectively, as of September 30, 2021.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

5.	COMMON STOCK

As of December 31, 2020, there were 100,000,000 shares of common stock authorized, of which 32,354,890 shares were issued and outstanding.

On June 1, 2020, the Company launched an ATM offering to sell up to $125,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on June 1, 2020 and additional

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

supplements thereafter.

On July 14, 2021, the Company launched an ATM offering to sell up to $125,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on July 14, 2021 and additional supplements thereafter. As a result of the new ATM offering, $40,567 in remaining prepaid expense balance associated with the previous ATM program was accelerated into expense and reflected in professional fees in the Consolidated Statement of Operations.

For the nine months ended September 30, 2021, the Company sold 2,838,391 shares of its common stock, pursuant to the ATM offerings for total net proceeds to the Company of $36,682,248. In connection with such sales, the Company paid a total of $614,997 in sales agent commissions.

For the nine months ended September 30, 2021, 98,842 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of $1,280,323.

As of September 30, 2021, there were 100,000,000 shares of common stock authorized, of which 35,292,123 shares were issued and outstanding.

6.	MANDATORILY REDEEMABLE PREFERRED STOCK

As of September 30, 2021, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 2,156,765 shares of Series B Term Preferred Stock were issued and outstanding, and 1,635,612 shares of Series C Term Preferred Stock were issued and outstanding.

The Company is required to redeem all outstanding shares of the Series B Term Preferred Stock on October 30, 2026, at a redemption price of $25 per share (the “Series B Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time on or after October 29, 2021, the Company may, at its sole option, redeem the outstanding shares of the Series B Term Preferred Stock.

On June 16, 2021, the Company closed an underwritten public offering of 1,060,000 shares of its Series C Term Preferred Stock, resulting in net proceeds to the Company of $25,397,389 after payment of underwriting discounts and commissions of $828,125 and offering expenses of $274,486.

Subsequently, on June 21, 2021, the underwriters purchased an additional 140,000 shares of its Series C Term Preferred Stock pursuant to the underwriters’ overallotment option, which resulted in additional net proceeds to the Company of $3,390,625 after payment of underwriting discounts and commissions of $109,375.

The Company is required to redeem all outstanding shares of the Series C Term Preferred Stock on June 30, 2031, at a redemption price of $25 per share (the “Series C Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time on or after June 16, 2024, the Company may, at its sole option, redeem the outstanding shares of the Series C Term Preferred Stock.

The Company has accounted for its Series C Term Preferred Stock utilizing the FVO under ASC 825.  Accordingly, the Series C Term Preferred Stock are measured at their fair value and issuance costs in the aggregate amount of $1,211,986, which consisted of $937,500 of underwriting commissions, $245,630 of professional fees and $28,856 of other expenses, were expensed as incurred in the nine months ended September 30, 2021.

The estimated change in fair value of the Series C Term Preferred Stock attributable to market risk for the nine months ended September 30, 2021 is $3,536, which is recorded as unrealized appreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series C Term Preferred Stock attributable to instrument-specific credit risk for the nine months ended September 30, 2021 is $683,257, which is recorded as unrealized appreciation on

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as the 10-Year Markit CDX North America Investment Grade Index.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

On June 1, 2020, the Company launched an ATM offering to sell up to 1,000,000 shares of Series B Term Preferred Stock with an aggregate liquidation preference of $25,000,000, pursuant to a prospectus supplement filed with the SEC on June 1, 2020 and additional supplements thereafter.

On July 14, 2021, the Company launched a new ATM offering to sell up to 1,900,000 shares of Series C Term Preferred Stock with an aggregate liquidation preference of $47,500,000, pursuant to a prospectus supplement filed with the SEC on July 14, 2021 and additional supplements thereafter.

For the nine months ended September 30, 2021, the Company sold 242,268 shares of its Series B Term Preferred Stock and 435,612 shares of its Series C Term Preferred Stock, pursuant to the ATM offerings for total proceeds to the Company of $16,793,879. In connection with such sales, the Company paid a total of $342,923 in sales agent commissions.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	UNSECURED NOTES

As of September 30, 2021, there was $28,887,200 in aggregate principal amount of Series 2027 Notes, $64,847,575 in aggregate principal amount of Series 2028 Notes and $44,850,000 in aggregate principal amount of Series 2031 Notes issued and outstanding.

The Unsecured Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2027 Notes will mature on September 30, 2027 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2027 Notes in whole or in part at any time or from time to time at the Company’s option.

The Series 2028 Notes will mature on April 30, 2028 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2028 Notes in whole or in part at any time or from time to time at the Company’s option.

The Company has accounted for its Series 2028 Notes utilizing the FVO under ASC 825. Accordingly, the Series 2028 Notes are measured at fair value under the FVO.

On March 25, 2021, the Company closed an underwritten public offering of $39,000,000 in aggregate principal amount of its Series 2031 Notes, resulting in net proceeds to the Company of $37,456,014 after payment of underwriting discounts and commissions of $1,218,750 and offering expenses of $325,236.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

Subsequently, on April 5, 2021, the underwriters purchased an additional $5,850,000 in aggregate principal amount of the Series 2031 Notes pursuant to the underwriters’ overallotment option, which resulted in additional net proceeds to the Company of $5,667,187 after payment of underwriting discounts and commissions of $182,813.

The Series 2031 Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2031 Notes will mature on March 31, 2031 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2031 Notes in whole or in part at any time or from time to time at the Company’s option, on or after March 29, 2024.

The Company has accounted for its Series 2031 Notes utilizing the FVO under ASC 825.  Accordingly, the Series 2031 Notes are measured at their fair value and issuance costs in the aggregate amount of $1,726,799, which consisted of $1,401,563 of underwriting commissions, $272,883 of professional fees and $52,353 of other expenses, were expensed as incurred in the nine months ended September 30, 2021.

The estimated change in fair value of the Series 2028 Notes and Series 2031 Notes attributable to market risk for the nine months ended September 30, 2021 is $189,352 and $282,792, respectively, which is recorded as unrealized appreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series 2028 Notes and Series 2031 Notes attributable to instrument-specific credit risk for the nine months ended September 30, 2021 is $614,758 and $2,907,837, respectively, which is recorded as unrealized appreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as the 10-Year Markit CDX North America Investment Grade Index.

The Company has engaged a broker-dealer to repurchase opportunistically, on the Company’s behalf, a portion of the Company’s Unsecured Notes through open market transactions.  The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors.  Depending on market conditions, the amount of Unsecured Note repurchases may be material and may continue through year-end 2022; however, the Company may reduce or extend this timeframe in its discretion and without notice. Any Unsecured Note repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934.  Upon repurchase, the Company intends to retire the Unsecured Notes reducing the Company’s outstanding leverage.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.

8.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of September 30, 2021, and as of December 31, 2020:

Asset Coverage of Preferred Stock and Debt Securities
	As of	As of
	September 30, 2021	December 31, 2020

Total assets	$761,090,152	$512,589,535
Less liabilities and indebtedness not represented by senior securities	(31,754,696)	(11,954,355)
Net total assets and liabilities	729,335,456	$500,635,180

Preferred Stock	$94,809,425	$47,862,425
Unsecured Notes	138,584,775	93,734,775
	$233,394,200	$141,597,200

Asset coverage of preferred stock (1)	312%	354%
Asset coverage of debt securities (2)	526%	534%

(1) The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(2) The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

9.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of September 30, 2021, the Company had no unfunded commitments.

10.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

11.	SUBSEQUENT EVENTS

On October 29, 2021, the Company paid a monthly distribution of $0.12 per share on its common stock to holders of record as of October 12, 2021. Additionally, on November 10, 2021, the Company declared three separate distributions of $0.12 per share on its common stock. The distributions are payable on each of January 31, 2022, February 28, 2022 and March 31, 2022 to holders of record as of January 11, 2022, February 8, 2022 and March 11, 2022, respectively.

On October 29, 2021, the Company paid a monthly distribution of $0.161459 per share on its Series B Term Preferred Stock to holders of record as of October 12, 2021. Additionally, on November 10, 2021, the Company declared three separate distributions of $0.161459 per share of its Series B Term Preferred Stock. The distributions are payable on each of January 31, 2022, February 28, 2022 and March 31, 2022 to holders of record as of January 11, 2022, February 8, 2022 and March 11, 2022, respectively.

On October 29, 2021, the Company paid a monthly distribution of $0.135417 per share on its Series C Term Preferred Stock to holders of record as of October 12, 2021. Additionally, on November 10, 2021, the Company declared three separate distributions of $0.135417 per share of its Series C Term Preferred Stock. The distributions are payable on each of January 31, 2022, February 28, 2022 and March 32, 2021 to holders of record as of January 11, 2022, February 8, 2022 and March 11, 2022, respectively.

For the period of October 1, 2021 to November 15, 2021, the Company sold 979,837 shares of its common stock and 192,801 shares of its Series C Term Preferred Stock, pursuant to the ATM offering, for total net proceeds to the Company of approximately $18.5 million. In connection with such sales, the Company paid a total of $0.2 million in sales agent commissions.

Management’s unaudited estimate of the range of the Company’s NAV per common share as of October 31, 2021 was $14.23 to $14.33.

On November 16, 2021, the Company declared a special distribution of $0.50 per share on its common stock. This distribution is payable on January 24, 2022 to holders of record as of December 23, 2021. The special distribution represents a portion of the excess of the Company’s 2021 net taxable income over the Company’s aggregate regular monthly distributions made during the 2021 tax year.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Credit Company Inc. & Subsidiaries

Financial Highlights

(Unaudited)

	For the	For the	For the	For the	For the
	nine months ended	year ended	year ended	year ended	year ended
Per Share Data	September 30, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value at beginning of period	$11.18	$10.59	$12.40	$16.77	$17.48

Net investment income (1) (2)	0.92	1.15	1.34	1.59	1.88

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents (2) (3)	2.80	0.49	(1.29)	(3.92)	(0.12)

Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option (2)	(0.03)	0.01	(0.08)	0.06	-

Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	3.69	1.65	(0.03)	(2.27)	1.76

Common stock distributions from net investment income (4)	(0.78)	(0.26)	(1.40)	(1.51)	(2.60)

Common stock distributions from net realized gains on investments (4)	-	-	-	-	-

Common stock distributions from tax return of capital (4)	-	(1.06)	(1.00)	(0.89)	(0.05)

Total common stock distributions declared to stockholders (4)	(0.78)	(1.32)	(2.40)	(2.40)	(2.65)

Common stock distributions based on weighted average shares impact	-	0.02	-	0.01	-

Total common stock distributions	(0.78)	(1.30)	(2.40)	(2.39)	(2.65)

Effect of other comprehensive income (2) (10)	(0.13)	0.05	(0.10)	0.06	-

Effect of paid-in capital contribution (2)	-	-	-	0.06	-

Effect of shares issued (5)	0.04	0.20	0.77	0.29	0.27

Effect of underwriting discounts, commissions and offering expenses associated with shares issued (5)	(0.02)	(0.02)	(0.07)	(0.12)	(0.11)

Effect of shares issued in accordance with the Company's dividend reinvestment plan	-	0.01	0.02	-	0.02

Net effect of shares issued	0.02	0.19	0.72	0.17	0.18

Net asset value at end of period	$13.98	$11.18	$10.59	$12.40	$16.77

Per share market value at beginning of period	$10.09	$14.61	$14.21	$18.81	$16.71

Per share market value at end of period	$13.62	$10.09	$14.61	$14.21	$18.81

Total return (6)	43.75%	-19.76%	20.15%	-13.33%	29.45%

Shares of common stock outstanding at end of period	35,292,123	32,354,890	28,632,119	23,153,319	18,798,815

Ratios and Supplemental Data:

Net asset value at end of period	$493,558,750	$361,660,688	$303,272,860	$287,127,842	$315,256,439
Ratio of expenses to average net assets (7) (8)	9.17%	10.56%	10.00%	9.85%	10.43%
Ratio of net investment income to average net assets (7) (8)	9.71%	13.44%	10.64%	9.76%	10.77%
Portfolio turnover rate (9)	40.90%	52.80%	34.83%	40.91%	41.16%
Asset coverage of preferred stock	312%	354%	279%	246%	268%
Asset coverage of debt securities	526%	534%	476%	477%	537%

See accompanying footnotes to the financial highlights on the following page.

Eagle Point Credit Company Inc. & Subsidiaries

Financial Highlights

(Unaudited)

Footnotes to the Financial Highlights:

(1)	Per share distributions paid to preferred stockholders, and the aggregate amount of amortized deferred issuance costs and share issuance premiums associated with the Preferred Stock are reflected in net investment income, and totaled ($0.11) and ($0.01) per share of common stock, respectively, for the nine months ended September 30, 2021, ($0.12) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2020, ($0.25) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2019, ($0.33) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2018, and ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017.
(2)	Per share amounts are based on weighted average of shares of common stock outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents includes a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents for the period because of the timing of issuance of the Company’s common stock in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at the end of each respective period. The final tax characteristics of the Company’s earnings cannot be determined until tax returns are filed after the end of the fiscal year and may vary from these estimates.
(5)	Represents the effect per share of the Company’s ATM offerings as well as the Company’s follow-on offerings. Effect of shares issued reflect the excess of offering price over management’s estimated NAV per share at the time of each respective offering.
(6)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total return for the nine months ended September 30, 2021 is not annualized.
(7)	Ratios for the nine months ended September 30, 2021 are annualized. Ratios include distributions paid to preferred stockholders. Additionally, ratios for the year ended December 31, 2020, for the year ended December 31, 2019 and for the year ended December 31, 2018 reflect the portion of incentive fee voluntarily waived by the Adviser of 0.06%, 0.03% and 0.09% of average net assets, respectively.
(8)	Ratios for the nine months ended September 30, 2021 and for years ended December 31, 2020, December 31, 2019, December 31, 2018 and December 31, 2017 include interest expense on the Preferred Stock and the Unsecured Notes of 3.17%, 3.97%, 4.18%, 4.16% and 4.20% of average net assets, respectively.
(9)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period. The portfolio turnover rate for the nine months ended September 30, 2021 is not annualized.
(10)	Effect of other comprehensive income is related to income/(loss) deemed attributable to instrument specific credit risk derived from changes in fair value associated with liabilities valued under the fair value option (ASC 825.)

Eagle Point Credit Company Inc. & Subsidiaries

Supplemental Information

(Unaudited)

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)

For the nine months ended September 30, 2021

Preferred Stock	$94,809,425	$78.12	$25	$25.56

Unsecured Notes	$138,584,775	$5,262.74	N/A	$25.53

For the year ended December 31, 2020

Preferred Stock	$47,862,425	$88.39	$25	$24.25

Unsecured Notes	$93,734,775	$5,340.98	N/A	$23.93

For the year ended December 31, 2019

Preferred Stock	$69,843,150	$69.71	$25	$26.04

Unsecured Notes	$98,902,675	$4,757.42	N/A	$25.47

For the year ended December 31, 2018

Preferred Stock	$92,568,150	$61.55	$25	$25.78

Unsecured Notes	$98,902,675	$4,766.23	N/A	$25.08

For the year ended December 31, 2017

Preferred Stock	$92,139,600	$66.97	$25	$25.75

Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB, ECCC) and (b) $25 principal amount of the Unsecured Notes (NYSE: ECCW, ECCX, ECCY, ECCZ) for each day during the nine months ended September 30, 2021 (ECCW and ECCC new issuances included as of March 29, 2021 and June 14, 2021, respectively) , and for each day during the years ended December 31, 2020 (ECCA included through date of full redemption on January 31, 2020), December 31, 2019, December 31, 2018 (ECCX new issuance included as of April 30, 2018; ECCZ included through date of full redemption on May 22, 2018), and December 31, 2017, for which the applicable security was listed on the NYSE.

Eagle Point Credit Company Inc. & Subsidiaries

Supplemental Information

(Unaudited)

Derivatives Disclosure

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. Rule 18f-4 in effect rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover practices with respect to such transactions.

Rule 18f-4 permits the Company to enter into derivatives and other transactions that create future payment or delivery obligations, including short sales, notwithstanding the senior security provisions of the 1940 Act if the Company complies with certain value-at-risk (“VaR”) leverage limits and derivatives risk management program and board oversight and reporting requirements or complies with a “limited derivatives users” exception. The Company has elected to rely on the limited derivatives users exception. The Company may change this election and comply with the other provisions of Rule 18f-4 related to derivatives transactions at any time and without notice. To satisfy the limited derivatives users exception, the Company has adopted and implemented written policies and procedures reasonably designed to manage the Company’s derivatives risk and limit its derivatives exposure in accordance with Rule 18f-4. Rule 18f-4 also permits the Company to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if the Company aggregates the amount of indebtedness associated with its reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Company’s asset coverage ratios as discussed above or treats all such transactions as derivatives transactions for all purposes under Rule 18f-4.

In connection with the Company’s election to rely on Rule 18f-4, the Company will no longer consider the guidance of the SEC and its staff regarding asset segregation and cover practices in determining how the Company will comply with Section 18 with respect to the Company’s use of derivatives and the other transactions that Rule 18f-4 addresses.

Eagle Point Credit Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Credit Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

American Stock Transfer and Trust Company, LLC

6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointcreditcompany.com

© Eagle Point Credit Company Inc. All rights reserved.